Exhibit 10.12

Contract # 1.0433

SERVICE AGREEMENT

between

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

and

WASHINGTON GAS LIGHT COMPANY

April 1, 1995

AGREEMENT ID
198.0

SERVICE AGREEMENT

      THIS AGREEMENT entered into this 1st day of April, 1995, by and between TRANSCONTINENTAL GAS PIPE LINE CORPORATION, a Delaware corporation, hereinafter referred to as “Seller,” first party, and WASHINGTON GAS LIGHT COMPANY, hereinafter referred to as “Buyer,” second party,

WITNESSETH

      WHEREAS, pursuant to the requirements of Order Nos. 636, 636-A and 636-B, issued by the Federal Energy Regulatory Commission, Columbia Gas Transmission Corporation (“Columbia”) has assigned to Buyer upstream capacity previously provided under the Transportation Agreement dated October 1, 1987 (System Contract 0.2255); and

      WHEREAS, upon the effective date of this agreement, the contractual arrangement between Columbia and Seller is terminated and abandonment of service under the Transportation Agreement dated October 1, 1987 (System Contract 0.2255) is automatically authorized; and

      WHEREAS, Buyer has been assigned a portion of Columbia’s capacity previously provided under the Transportation Agreement dated October 1, 1987 (System Contract 0.2255), and agrees to such assignment and assumes Columbia’s obligations pursuant to the Service Agreement and Seller’s FT Rate Schedule of Vol. 1 of its FERC Gas Tariff; and

      WHEREAS, Seller will provide service hereunder to Buyer pursuant to Seller’s blanket certificate authorization and Rate Schedule FT for the assigned capacity designated hereinbelow.

      NOW, THEREFORE, Seller and Buyer agree as follows:

ARTICLE I

GAS TRANSPORTATION SERVICE

      1.     Subject to the terms and provisions of this agreement and of Seller’s Rate Schedule FT, Buyer agrees to deliver or cause to be delivered to Seller gas for transportation and Seller agrees to receive, transport and redeliver natural gas to Buyer or for the account of Buyer, on a firm basis, up to the dekatherm equivalent of a Transportation Contract Quantity (“TCQ”) of 6,250 Mcf per day.

      2.     Transportation service rendered hereunder shall not be subject to curtailment or interruption except as provided in Section 11 of the General Terms and Conditions of Seller’s FERC Gas Tariff.

SERVICE AGREEMENT

(Continued)

ARTICLE II

POINT(S) OF RECEIPT

      Buyer shall deliver or cause to be delivered gas at the point(s) of receipt hereunder at a pressure sufficient to allow the gas to enter Seller’s pipeline system at the varying pressures that may exist in such system from time to time; provided, however, the pressure of the gas delivered or caused to be delivered by Buyer shall not exceed the maximum operating pressure(s) of Seller’s pipeline system at such point(s) of receipt. In the event the maximum operating pressure(s) of Seller’s pipeline system, at the point(s) of receipt hereunder, is from time to time increased or decreased, then the maximum allowable pressure(s) of the gas delivered or caused to be delivered by Buyer to Seller at the point(s) of receipt shall be correspondingly increased or decreased upon written notification of Seller to Buyer. The point(s) of receipt for natural gas received for transportation pursuant to this agreement shall be:

      See Exhibit A, attached hereto, for points of receipt.

ARTICLE III

POINT(S) OF DELIVERY

      Seller shall redeliver to Buyer or for the account of Buyer the gas transported hereunder at the following point(s) of delivery and at a pressure(s) of:

      See Exhibit B, attached hereto, for points of delivery and pressures.

ARTICLE IV

TERM OF AGREEMENT

      This agreement shall be effective as of April 1, 1995 and shall remain in force and effect until 8:00 a.m. Eastern Standard Time February 2, 1998 and thereafter until terminated by Seller or Buyer upon at least six (6) months prior written notice; provided, however, this agreement shall terminate immediately and, subject to the receipt of necessary authorizations, if any, Seller may discontinue service hereunder if (a) Buyer, in Seller’s reasonable judgement fails to demonstrate credit worthiness, and (b) Buyer fails to provide adequate security in accordance with Section 8.3 of Seller’s Rate Schedule FT. As set forth in Section 8 of Article II of Seller’s August 7, 1989 revised Stipulation and Agreement in Docket Nos. RP88-68 et.al., (a) pregranted abandonment under Section 284.221(d) of the Commission’s Regulations shall not apply to any long term conversions from firm sales service to transportation service under Seller’s Rate Schedule FT and (b) Seller shall not exercise its right to terminate this service agreement as it applies to transportation service resulting from

SERVICE AGREEMENT

(Continued)

conversions from firm sales service so long as Buyer is willing to pay rates no less favorable than Seller is otherwise able to collect from third parties for such service.

ARTICLE V

RATE SCHEDULE AND PRICE

      1.     Buyer shall pay Seller for natural gas delivered to Buyer hereunder in accordance with Seller’s Rate Schedule FT and the applicable provisions of the General Terms and Conditions of Seller’s FERC Gas Tariff as filed with the Federal Energy Regulatory Commission, and as the same may be legally amended or superseded from time to time. Such Rate Schedule and General Terms and Conditions are by this reference made a part hereof.

      2.     Seller and Buyer agree that the quantity of gas that Buyer delivers or causes to be delivered to Seller shall include the quantity of gas retained by Seller for applicable compressor fuel, line loss make-up (and injection fuel under Seller’s Rate Schedule GSS, if applicable) in providing the transportation service hereunder, which quantity may be changed from time to time and which will be specified in the currently effective Sheet No. 44 of Volume No. 1 of this Tariff which relates to service under this agreement and which is incorporated herein.

      3.     In addition to the applicable charges for firm transportation service pursuant to Section 3 of Seller’s Rate Schedule FT, Buyer shall reimburse Seller for any and all filing fees incurred as a result of Buyer’s request for service under Seller’s Rate Schedule FT, to the extent such fees are imposed upon Seller by the Federal Energy Regulatory Commission or any successor governmental authority having jurisdiction.

ARTICLE VI

MISCELLANEOUS

      1.     This Agreement supersedes and cancels as of the effective date hereof the following contract(s):

Transportation Agreement dated October 1, 1987 (System Contract 0.2255) between Transcontinental Gas Pipe Line Corporation and Columbia Gas Transmission; specifically for that portion of capacity provided in Article I above.

      2.     No waiver by either party of any one or more defaults by the other in the performance of any provisions of this agreement shall operate or be construed as a waiver of any future default or defaults, whether of a like or different character.

      3.     The interpretation and performance of this agreement shall be in accordance with the laws of the State of Texas, without recourse to the law governing conflict of laws, and to all present and future valid laws with respect

SERVICE AGREEMENT

(Continued)

to the subject matter, including present and future orders, rules and regulations of duly constituted authorities.

      4.     This agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns.

      5.     Notices to either party shall be in writing and shall be considered as duly delivered when mailed to the other party at the following address:

(a)	If to Seller: Transcontinental Gas Pipe Line Corporation P.O. Box 1396 Houston, Texas 77251 Attention: Customer Services

(b)	If to Buyer: Washington Gas Light Company 6801 Industrial Road Springfield, Virginia 22151 Attn: Mr. Frank J. Hollewa

Such addresses may be changed from time to time by mailing appropriate notice thereof to the other party by certified or registered mail.

      IN WITNESS WHEREOF, the parties hereto have caused this agreement to be signed by their respective officers or representatives thereunto duly authorized.

TRANSCONTINENTAL GAS PIPE LINE CORPORATION (Seller)

By:	/s/ James P. Avioli James P. Avioli Vice President, Gas Control

WASHINGTON GAS LIGHT COMPANY

By:	/s/ Frank J. Hollewa Frank J. Hollewa Senior Vice President, Gas Supply

EXHIBIT A

		Buyer’s
		Cumulative
		Mainline Capacity
		Entitlement
Point(s) of Receipt		(Mcf/Day)
1.	Discharge Side of Seller’s Compressor Station 45 at the Existing point of Interconnection between Seller’s Southwest Louisiana Lateral and Seller’s Mainline Beauregard Parish, Louisiana. (Station 45 TP#7101)	1,562
2.	Existing Point of Interconnection between Seller and Texas Eastern Transmission Corporation, (Seller Meter No. 4198) at Ragley, Beauregard Parish, Louisiana. (Ragley-TET TP#6217)	1,562
3.	Existing Point of Interconnection between Seller and Trunkline Gas Company. (Seller Meter No. 4215) at Ragley, Beauregard Parish, Louisiana. (Ragley-Trunkline TP#6218)	1,562
4.	Existing Point of Interconnection between Seller and Tennessee Gas Transmission Company (Seller Meter No. 3371) at Kinder, Allen Parish, Louisiana. (Kinder TGT-TP#6149)**	1,562
5.	Existing Point of Interconnection between Seller and Texas Gas Transmission Corporation (Seller Meter Nos. 3227, 4314, 4457) at Eunice, Evangeline Parish, Louisiana. (Eunice Mamou Tx. Gas TP#6923)	1,562

		Buyer’s
		Cumulative
		Mainline Capacity
		Entitlement
Point(s) of Receipt		(Mcf/Day)
6.	Suction Side of Seller’s Compressor Station 50 at the Existing Point of Interconnection between Seller’s Central Louisiana Lateral and Seller’s Mainline Evangeline Parish, Louisiana. (Station 50 TP#6948)	2,750
7.	Existing Point of Interconnection between Seller and Columbia Gulf Transmission Corporation (Seller Meter No. 3142) at Eunice, Evangeline Parish, Louisiana. (Eunice Evangeline Col. Gulf TP#6414)	2,750
8.	Discharge Side of Seller’s Compressor Station 54 at Seller’s Washington Storage Field, St. Landry parish, Louisiana (Station 54 TP#6768)	2,750
9.	Existing Point of Interconnection between Seller and Acadian Pipeline (Seller Meter No. 3506) in Pointe Coupee Parish, Louisiana. (Morganza-Acadian Pipeline TP#7060)	2,750
10.	Existing Point of Interconnection (Seller Meter No. 3272) at M.P. 566.92, Morganza Field, Pointe Coupee Parish, Louisiana. (Morganza Field - TP#576)	2,750
11.	Existing Point of Interconnection between Seller and Meter named West Feliciana Parish-Creole (Seller Meter No. 4464), in West Feliciana Parish, Louisiana. (West Feliciana Parish-Creole TP#7165)	2,750

		Buyer’s
		Cumulative
		Mainline Capacity
		Entitlement
Point(s) of Receipt		(Mcf/Day)
12.	Existing Point of Interconnection between Seller and Mid-Louisiana Gas Company (Seller Meter Nos. 4137, 4184, 3229) at Ethel, East Feliciana Parish, Louisiana. (Ethel-Mid LA TP#6083)	2,750
13.	Existing Point of Interconnection between Seller and Meter named Liverpool Northwest (Seller Meter No. 3390), in St. Helena Parish, Louisiana. (Liverpool Northwest-TP#6757)	2,750
14.	Suction Side of Seller’s Compressor Station 62 on Seller’s Southeast Louisiana Lateral in Terrebonne Parish Louisiana. (Station 62 TP#7141)	3,500
15.	Existing Point of Interconnection between Seller and Meter named Texas Gas-TLIPCO-Thibodeaux (Seller Meter No. 3533), in Lafourche Parish, Louisiana. (TXGT-TLIPCO-Thibodeaux-TP#7206)	3,500
16.	Existing Point of Interconnection between Seller and Meter named Romeville-Monterey Pipeline (Seller Meter No. 4410), in St. James Parish, Louisiana. (Romeville-Monterey Pipeline-TP#580)	3,500
17.	Existing Point of Interconnection between Seller and Meter named St. James CCIPC (Seller Meter No. 4462), in St. James Parish, Louisiana. (St. James CCIPC-TP#7164**	3,500

		Buyer’s
		Cumulative
		Mainline Capacity
		Entitlement
Point(s) of Receipt		(Mcf/Day)
18.	Existing Point of Interconnection between Seller and Meter named St. James Faustina (St. Amelia) (Seller Meter No. 3328), in St. James Parish, Louisiana. (St. James Faustina (St. Amelia) TP#6268) **	3,500
19.	Existing Point of Interconnection between Seller and Meter named St. James Acadian (Seller Meter No. 4366), in St. James Parish, Louisiana. (St. James Acadian-TP#6677)**	3,500
20.	Existing Point of Interconnection between Seller and Meter Named Livingston-Flare (Seller Meter No. 3540), in Livingston Parish, Louisiana. (Livingston-Flare-TP#8739)	3,500
21.	Existing Point of Interconnection between Seller and Florida Gas Transmission Company (Seller Meter No. 3217) at St. Helena, St. Helena Parish, Louisiana. (St. Helena FGT-TP#6267)	3,500
22.	Existing Point of Interconnection between Seller and Meter named Beaver Dam Creek (Seller Meter No. 3536), in St. Helena Parish, Louisiana. (Beaver Dam Creek- TP#8218)	3,500
23.	Suction Side of Seller’s Compressor Station 65 at the Existing Point of Interconnection between Seller’s Southeast Louisiana Lateral and Seller’s Mainline St. Helena Parish, Louisiana. (Station 65 TP#6685)	6,250

		Buyer’s
		Cumulative
		Mainline Capacity
		Entitlement
Point(s) of Receipt		(Mcf/Day)
24.	Existing Point of Interconnection between Seller and Meter named Amite County/Koch (Seller Meter No. 3332), in Amite County, Mississippi (Amite County/Koch-TP#6701)	6,250
25.	Existing Point of Interconnection between Seller and Meter named McComb (Seller Meter No. 3461, in Pike County, Mississippi. (McComb-TP#6446)	6,250
26.	Existing Point of Interconnection between Seller and United Gas Pipe Line Company at Holmesville (Seller Meter No. 3150), Pike County, Mississippi. (Holmesville-United TP#6128)	6,250
27.	Discharge Side of Seller’s Compressor Station 70 at M.P. 661.77 in Walthall of County, Mississippi. (M.P. 661.77-Station 70 Discharge-TP#7142)	6,250
28.	Existing Point of Interconnection between Seller and United Gas Pipe Line Company at Walthall (Seller Meter No. 3095), Walthall County, Mississippi. (Walthall-UGPL TP#6310)	6,250
29.	Existing Point of Interconnection between Seller and Meter named Darbun-Pruett 34-10 (Seller Meter No. 3446) at M.P. 668.46 on Seller’s Main Transmission Line, Darbun Field, Walthall County, Mississippi. (Darbun Pruett TP#6750)	6,250

		Buyer’s
		Cumulative
		Mainline Capacity
		Entitlement
Point(s) of Receipt		(Mcf/Day)
30.	Existing Point of Interconnection between Seller and Meter named Ivy Newsome (Seller Meter No. 3413) in Marion County, Mississippi. (Ivy Newsome-TP#6179)	6,250
31.	Existing Point of Interconnection between Seller and West Oakvale Field at M.P. 680.47-Marion County, Mississippi. (M.P. 680.47-West Oakvale Field-TP#7144)	6,250
32.	Existing Point of Interconnection between Seller and East Morgantown Field at M.P. 680.47 in Marion County, Mississippi. (M.P. 680.47-E. Morgantown Field-TP#7145)	6,250
33.	Existing Point of Interconnection between Seller and Greens Creek Field, at M.P. 681.84 Marion County, Mississippi. (M.P. 681.84 Greens Creek Field TP#7146)	6,250
34.	Existing Point of Interconnection between Seller and Meter named M.P. 685.00-Oakvale Unit 6-6 in Jefferson Davis County, Mississippi. (M.P. 685.00-Oakvale Unit 6-6-TP#1376)	6,250
35.	Existing Point of Interconnection between Seller and Meter named M.P. 687.23-OakvaleField in Marion County, Mississippi. (M.P. 687.23-Oakvale Field-TP#7147)	6,250

		Buyer’s
		Cumulative
		Mainline Capacity
		Entitlement
Point(s) of Receipt		(Mcf/Day)
36.	Existing Point of Interconnection between Seller and Bassfield at named M.P. 696.40 in Marion County, Mississippi. (M.P. 696.40 Bassfield-TP#9439)	6,250
37.	Existing Point of Interconnection between Seller and Meter named Lithium/Holiday Creek -Frm (Seller Meter No. 3418), in Jefferson Davis County, Mississippi. (Lithium/Holiday Creek-Fm-TP#7041)	6,250
38.	Existing Point of Interconnection between Seller and S. W. Sumrall Field and Holiday Creek at M.P. 692.05-Holiday Creek in Jefferson Davis, Mississippi. (M.P. 692.05-Holiday Creek-TP#7159)	6,250
39.	Existing Point of Interconnection between Seller and ANR Pipe Line Company at Holiday Creek (Seller Meter No. 3241), Jefferson Davis County, Mississippi. (Holiday Creek-ANR TP#398)	6,250
40.	Existing Point of Interconnection between Seller and Mississippi Fuel Company at Jeff Davis (Seller Meter No. 3252), Jefferson Davis County, Mississippi. (Jefferson Davis County-Miss Fuels TP#6579)	6,250
41.	Existing Point of Interconnection between Seller and Meter named Jefferson Davis-Frm (Seller Meter No. 4420), in Jefferson Davis County, Mississippi. (Jefferson Davis-Frm- TP#7033)	6,250

		Buyer’s
		Cumulative
		Mainline Capacity
		Entitlement
Point(s) of Receipt		(Mcf/Day)
42.	Existing Point of Interconnection between Seller and Carson Dome Field M.P. 696.41, in Jefferson Davis County, Mississippi. (M.P. 696.41-Carson Dome Field-TP#7148)	6,250
43.	Existing Point of Interconnection between Seller and Meter Station named Bassfield-ANR Company at M.P. 703.17 on Seller’s Main Transmission Line (Seller Meter No. 3238), Covington County, Mississippi. (Bassfield-ANR TP#7029)	6,250
44.	Existing Point of Interconnection between Seller and Meter named Patti Bihm #1 (Seller Meter No. 3468), in Covington County, Mississippi. (Patti Bihm #1-TP#7629)	6,250
45.	Discharge Side of Seller’s Compressor at Seller’s Eminence Storage Field (Seller Meter No. 4166 and 3160) Covington County, Mississippi. (Eminence Storage TP#5561)	6,250
46.	Existing Point of Interconnection between Seller and Dont Dome Field at M.P. 713.39 in Covington, County, Mississippi. (M.P. 713.39-Dont Dome-TP#1396)	6,250
47.	Existing Point of Interconnection between Seller and Endevco in Covington County, Mississippi. (Hattiesburg-Interconnect storage TP#1686)	6,250
48.	Existing Point at M.P. 719.58 on Seller’s Main Transmission Line (Seller Meter No. 3544), Certerville Dome Field, Jones County, Mississippi. (Centerville Dome Field-TP#l532)	6,250

		Buyer’s
		Cumulative
		Mainline Capacity
		Entitlement
Point(s) of Receipt		(Mcf/Day)
49.	Existing Point of Interconnection between Seller and Meter named Calhoun (Seller Meter No. 3404), in Jones County, Mississippi. (Calhoun-TP#378)	6,250
50.	Existing Point at M.P. 727.78 on Seller’s Main Transmission Line, Jones County, Mississippi. (Jones County-Gitano TP#7166)	6,250
51.	Existing Point of Interconnection between Seller and a Meter named Koch Reedy Creek (Seller Meter No. 3333), Jones County, Mississippi. (Reedy Creek-Koch TP#670)	6,250
52.	Existing Point of Interconnection between Seller and Meter named Sharon Field (Seller Meter No. 3000), in Jones County, Mississippi. (Sharon Field-TP#4l9)	6,250
53.	Existing Point of Interconnection between Seller and Tennessee Gas Transmission Company at Heidelberg (Seller Meter No. 3109), Jasper County, Mississippi. (Heidelberg-Tennessee TP#6120)	6,250
54.	Existing Point of Interconnection between Seller and Mississippi Fuel Company at Clarke (Seller Meter No. 3254), Clarke County, Mississippi. (Clarke County-Miss Fuels TP#6047)	6,250

		Buyer’s
		Cumulative
		Mainline Capacity
		Entitlement
Point(s) of Receipt		(Mcf/Day)
55.	Existing Point of Interconnection between Seller and Meter named Clarke County-Koch at M.P. 757.29 in Clarke County, Mississippi. (Clarke County-Koch-TP#5566)	6,250
56.	Existing Point of Interconnection between Seller’s mainline and Mobile Bay Lateral at M.P. 784.66 in Choctaw County, Alabama (Station 85 - Mainline Pool TP#6971)	6,250
57.	Existing Point of Interconnection between Seller and Magnolia Pipeline in Chilton County, Alabama. (Magnolia Pipeline Interconnect-TP#1808)	6,250
58.	Existing Point of Interconnection between Seller and Southern Natural Gas Company, (Seller Meter No. 4087) at Jonesboro, Clayton County, Georgia. (Jonesboro-SNG-TP#6141)	6,250

Buyer shall not tender, without the prior consent of Seller, at any point(s) of receipt on any day a quantity in excess of the applicable Buyer’s Cumulative Mainline Capacity Entitlement for such point(s) of receipt.

*	These quantities do not include the additional quantities of gas retained by Seller for applicable compressor fuel and line loss make-up provided for in Article V, 2 of this Service Agreement, which are subject to change as provided for in Article V, 2 hereof.

**	Receipt of gas by displacement only.

EXHIBIT B

	Points of Delivery	Pressure(s)
1.	A point of interconnection between the facilities of Columbia Gas Transmission and Transco at Dranesville Meter Station located at mile post 1599.40 on Transco’s main transmission line, located two (2) miles eastward from Dranesville, Virginia on Virginia Highway #7	Not less than fifty (50) pounds per square inch gauge or at such other pressures as may be agreed upon in the day-to-day operations of Buyer and Seller.